UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

PAREXEL International Corporation

(Exact name of registrant as specified in charter)

Massachusetts	000-21244	04-2776269
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 West Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 487-9900

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations for the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by PAREXEL International Corporation (“PAREXEL” or the “Company”) on August 20, 2008 (the “Initial Form 8-K”), PAREXEL International Holding UK Limited, a company incorporated in England and Wales as an indirect wholly owned subsidiary of PAREXEL, closed the acquisition of ClinPhone plc (“ClinPhone”) on August 14, 2008. This Form 8-K/A amends the Initial Form 8-K and is being filed in order to include the historical financial statements of ClinPhone and the related pro forma financial information that were excluded from the Initial Form 8-K, as permitted by Item 9.01 of Form 8-K. In accordance with Securities Exchange Act Rule 12b-15, the complete text of Item 9.01, as amended, is set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of ClinPhone plc are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to ClinPhone plc is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers Accountants N.V., independent registered public accounting firm

99.1	ClinPhone Limited (formerly ClinPhone plc until 14 August 2008) Financial Statements for the year ended 29 February 2008

99.2	Unaudited Condensed Combined Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2008	PAREXEL International Corporation

	By:	/s/ James F. Winschel, Jr.
James F. Winschel, Jr.
Senior Vice President and Chief Financial Officer